Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies
11.	Commitments and Contingencies:

Contingencies

Various claims, lawsuits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. As of June 30, 2025, management is not aware of any material claims or contingent liabilities, which have not been disclosed, or for which a provision has not been established in the accompanying unaudited interim condensed consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities that should be disclosed, or for which a provision should be established in the accompanying unaudited interim condensed consolidated financial statements. The Company is covered for liabilities associated with the individual vessels’ actions to the maximum limits as provided by Protection and Indemnity (P&I) Clubs, members of the International Group of P&I Clubs.

Commitments

The Company operates certain of its vessels under lease agreements. Time charters typically may provide for charterers’ options to extend the lease terms and termination clauses. The Company’s time charters duration is approximately 3 to 21 months, except for the voyage trip of the Tradership. In addition, the time charters contain termination clauses which protect either the Company or the charterers from material adverse events. Variable lease payments in the Company’s time charters vary based on changes on freight market index. The Company has the option to convert some of these variable lease payments to fixed based on the prevailing Capesize and Panamax forward freight agreement rates.

As at June 30, 2025, the Company operates most of its vessels under time charter agreements, considered as operating leases accounted for as per ASC 842 requirements.

The following table sets forth the Company’s future minimum contractual charter revenue based on vessels committed to non-cancelable time charter contracts as at June 30, 2025. For index-linked time charter contracts the calculation was made using the charter rates that prevail at the balance sheet date for index-linked time charters and the fixed rates for fixed periods time charters (these amounts do not include any assumed off-hire).

Twelve-month period ending June 30,	Amount
2026	10,335
2027	3,210
Total	13,545

As of June 30, 2025, the Company has two remaining capital calls with an aggregate amount of Euro 2.2 million (or $2,540 based on the Euro/U.S. dollar exchange rate of €1.00: $1.17 as of June 30, 2025) for the involvement in RGI and its investment in the construction of ECV.